Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Partners Inc. (the “Company”) on Form 10-QSB for the nine months ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Brock, President of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 21, 2005	By:	//s// Paul Brock
Paul Brock
President